                        Table of Contents

                                 OVERVIEW
                   LETTER TO SHAREHOLDERS       1
                        ECONOMIC SNAPSHOT       2

                      PERFORMANCE SUMMARY
      PERFORMANCE OF A $10,000 INVESTMENT       4
                        RETURN HIGHLIGHTS       5

                    PORTFOLIO AT A GLANCE
            TWELVE-MONTH DIVIDEND HISTORY       7
                         ASSET ALLOCATION       7
                      COUPON DISTRIBUTION       7
         Q&A WITH YOUR PORTFOLIO MANAGERS       8
                        GLOSSARY OF TERMS      12

                           BY THE NUMBERS
                  YOUR FUND'S INVESTMENTS      13
                     FINANCIAL STATEMENTS      18
            NOTES TO FINANCIAL STATEMENTS      24
           REPORT OF INDEPENDENT AUDITORS      35
BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
          TRUSTEE AND OFFICER INFORMATION      37

Regardless of the market environment, your investment goals don't go away.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 17, 2003

Dear Shareholder,

During the bull market of the 1990s, many investors ignored what investment risk really means: the possibility of losing money. Instead, investors came to define risk as "more reward."

Today, it's clear that for many people, the pendulum has swung to the opposite extreme. Many are reluctant to enter the market, stick with their long-term plans, or assume prudent levels of risk. Not knowing what action to take, many investors are taking none.

Regardless of how you define risk and regardless of the market environment, your investment goals don't go away. Parents will want to send children to college, retirees will want to enjoy their golden years, and families will want to purchase homes. And history bears out that a prudent investment may be one of the best ways to get there.

How can you reconcile the reality of market risk with the
                  pursuit of your long-term investment goals? At Van Kampen, we believe that diversification and asset allocation are the best strategies for managing the market's ups and downs. That's why
Van Kampen offers a full range of fund choices. We encourage you to work with your advisor to make sure that you have an asset allocation that's suitable for you.

As we enter a new year, all of us at Van Kampen remain grateful for the trust you have placed in us and for the opportunity to help you enjoy life's true wealth.

Sincerely,

[SIG]
David M. Swanson
Chief Operating Officer
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
ECONOMIC DATA RELEASED IN DECEMBER 2002 SEEMED TO SUGGEST THE ECONOMY WAS EMERGING FROM ITS AUTUMN SOFT SPOT. RETAIL SALES AND INDUSTRIAL PRODUCTION RECORDED GAINS THAT SURPASSED EXPECTATIONS. BOTH NEW AND EXISTING HOME SALES CONTINUED TO REMAIN AT HISTORICALLY HIGH LEVELS. EVEN THE BELEAGUERED MANUFACTURING SECTOR ENJOYED SOME GOOD NEWS: THE INSTITUTE OF SUPPLY MANAGEMENT REPORTED THAT NEW ORDERS WERE SO ROBUST, THEY REGISTERED THE LARGEST MONTHLY INCREASE SINCE 1980. EQUALLY ENCOURAGING, INFLATION PRESSURES REMAINED STABLE THROUGHOUT THE REPORTING PERIOD--DESPITE RISING OIL PRICES.

AGAINST THIS BACKDROP, THE FEDERAL RESERVE MAINTAINED ITS ACCOMMODATIVE MONETARY POLICY WHICH, AS A RESULT, ALLOWED INTEREST RATES TO CONTINUE HOVERING AT THE LOWEST LEVELS IN DECADES.

YET, POCKETS OF WEAKNESS PERSISTED. DECEMBER'S JOB LOSSES WERE THE STRONGEST RECORDED IN RECENT MONTHS, CAUSING INVESTORS TO QUESTION THE SUSTAINABILITY OF ECONOMIC ACTIVITY MOVING FORWARD.

FURTHER CLOUDING THE ECONOMIC HORIZON, THE DOLLAR MOVED LOWER AS TRADERS AND INVESTORS QUESTIONED THE NEWLY APPOINTED TREASURY SECRETARY'S COMMITMENT TO A STRONG DOLLAR. WHILE THE DECLINING DOLLAR SEEMED LIKE ANOTHER DARK CLOUD, A POSSIBLE SILVER LINING REMAINS: DOLLAR WEAKNESS COULD TRANSLATE INTO IMPROVED EXPORTS IN 2003, FURTHER SUPPORTING ECONOMIC GROWTH.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 2000--December 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 00                                                                            1.1%
Mar 01                                                                           -0.6%
Jun 01                                                                           -1.6%
Sep 01                                                                           -0.3%
Dec 01                                                                            2.7%
Mar 02                                                                            5.0%
Jun 02                                                                            1.3%
Sep 02                                                                            4.0%
Dec 02                                                                            0.7%

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 2000--December 31, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sep 01                                                                      3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10
                                                                            1.75                               1.50
                                                                            1.75                               1.80
Sep 02                                                                      1.75                               1.50
                                                                            1.75                               2.00
                                                                            1.25                               2.20
Dec 02                                                                      1.25                               2.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

PERFORMANCE OF A $10,000 INVESTMENT

(December 31, 1992--December 31, 2002)

 [LINE GRAPH]

                                                                                                         MERRILL LYNCH ONE- TO
                                                                                                        THREE-YEAR U.S. TREASURY
                                                                            LEHMAN BROTHERS ONE- TO      INDEX IS AN UNMANAGED
                                                                           TWO-YEAR U.S. GOVERNMENT      INDEX OF U.S. TREASURY
                                                                            INDEX IS AN UNMANAGED,        NOTES AND BONDS WITH
                                                                            BROAD-BASED STATISTICAL    MATURITIES GREATER THAN OR
                                                   LIMITED MATURITY            COMPOSITE OF U.S.       EQUAL TO ONE YEAR AND LESS
                                                    GOVERNMENT FUND           GOVERNMENT BONDS.*           THAN THREE YEARS.
                                                   ----------------        ------------------------    --------------------------
12/92                                                   9776.00                    10000.00                     10000.00
                                                        9890.00                    10182.00                     10221.00
                                                        9982.00                    10282.90                     10331.00
                                                       10041.00                    10409.90                     10479.00
12/93                                                  10084.00                    10484.00                     10541.00
                                                       10017.00                    10475.20                     10488.00
                                                       10016.00                    10497.20                     10497.00
                                                       10078.00                    10608.60                     10601.00
12/94                                                  10100.00                    10629.70                     10601.00
                                                       10401.00                    10949.50                     10957.00
                                                       10699.00                    11250.90                     11308.00
                                                       10835.00                    11417.10                     11478.00
12/95                                                  11106.00                    11667.90                     11767.00
                                                       11092.00                    11741.20                     11806.00
                                                       11142.00                    11877.90                     11925.00
                                                       11304.00                    12070.10                     12122.00
12/96                                                  11477.00                    12288.40                     12353.00
                                                       11528.00                    12474.80                     12435.00
                                                       11774.00                    12642.60                     12709.00
                                                       11983.00                    12870.10                     12958.00
12/97                                                  12156.00                    13071.80                     13175.00
                                                       12301.00                    13258.20                     13369.00
                                                       12458.00                    13455.40                     13573.00
                                                       12814.00                    13813.50                     13991.00
12/98                                                  12812.00                    13934.00                     14097.00
                                                       12881.00                    14042.60                     14181.00
                                                       12908.00                    14139.70                     14262.00
                                                       13022.00                    14311.50                     14442.00
12/99                                                  13097.00                    14410.40                     14529.00
                                                       13246.00                    14594.10                     14711.00
                                                       13432.00                    14837.50                     14963.00
                                                       13689.00                    15137.70                     15278.00
12/00                                                  14046.00                    15511.50                     15690.00
                                                       14393.00                    15926.00                     16124.00
                                                       14540.00                    16130.70                     16313.00
                                                       14964.00                    16627.40                     16865.00
12/01                                                  15051.00                    16790.50                     16993.00
                                                       15134.00                    16793.40                     16994.00
                                                       15475.00                    17167.00                     17398.00
                                                       15742.00                    17503.70                     17816.00
12/02                                                  15854.00                    17652.50                     17971.00

This chart compares your fund's performance to that of the Lehman Brothers One- to Two-Year U.S. Government Index and the Merrill Lynch One- to Three-Year U.S. Treasury Index over time.

These indexes are unmanaged broad-based, statistical composites and their performance does not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. The historical performance of the index is shown for illustrative purposes only; it is not meant to forecast, imply, or guarantee the future performance of any investment vehicle. It is not possible to invest directly in an index.

The above chart reflects the performance of Class A shares of the fund. The performance of Class A shares will differ from that of other share classes of the fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (2.25% for Class A shares) and combined Rule 12b-1 fees and service fees of up to 0.25 percent. The performance above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Results are hypothetical.

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the fund's performance found in the following pages.

Source:
* Lehman Brothers

RETURN HIGHLIGHTS

(as of December 31, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    5.34%      4.81%      4.74%
-------------------------------------------------------------------------
One-year total return(2)                  2.95%      2.81%      3.99%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 4.98%      4.86%      4.88%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 4.72%      4.48%(3)      N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return (2)                                5.57%      4.42%(3)    4.30%
-------------------------------------------------------------------------
Commencement date                      06/16/86   11/05/91   05/10/93
-------------------------------------------------------------------------

Distribution rate(4)                      3.86%      3.45%      3.47%
-------------------------------------------------------------------------
SEC Yield(5)                              2.92%      2.48%      2.50%
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (2.25% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated without the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (2.25% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 2% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. Returns for Class C Shares are calculated with the effect of the maximum .75% CDSC, charged on certain redemptions made within one year of purchase. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares, up to 1% for Class B Shares, and .65% for Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ended December 31, 2002. Had certain expenses of the Fund not been assumed by Van Kampen Asset Management Inc., total returns would have been lower and the SEC Yield would have been 2.73%, 2.28%, and 2.30% for Classes A, B, and C, respectively.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Fund shares are neither insured nor guaranteed by the U.S. Government.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TWELVE-MONTH DIVIDEND HISTORY

(for the year ended December 31, 2002)

[BAR GRAPH]

                                                                         DIVIDENDS                   SPECIAL INCOME DIVIDEND
                                                                         ---------                   -----------------------
1/02                                                                      $0.0462                            $0.0000
2/02                                                                      $0.0400                            $0.0000
3/02                                                                      $0.0400                            $0.0000
4/02                                                                      $0.0400                            $0.0000
5/02                                                                      $0.0400                            $0.0000
6/02                                                                      $0.0400                            $0.0000
7/02                                                                      $0.0400                            $0.0000
8/02                                                                      $0.0400                            $0.0000
9/02                                                                      $0.0400                            $0.0000
10/02                                                                     $0.0400                            $0.0000
11/02                                                                     $0.0400                            $0.0000
12/02                                                                     $0.0400                            $0.0570

The dividend history represents dividends that were paid on the fund's Class A shares and is no guarantee of the fund's future dividends.

ASSET ALLOCATION

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2002                  DECEMBER 31, 2001
                                                                     -----------------                  -----------------
Treasury Notes/Bonds                                                        68.2%                              37.2%
Asset-Backed Securities                                                     11.0%                              13.7%
FNMA                                                                        10.6%                              17.1%
FHLMC                                                                        3.8%                               0.7%
CMOs                                                                         3.3%                              21.2%
Corporate Bonds                                                              2.6%                               7.0%
GNMA                                                                         0.3%                               1.9%
ARMs                                                                         0.2%                               1.2%

COUPON DISTRIBUTION

(as a percentage of long-term investments--December 31, 2002)

[BAR GRAPH]

                                                                           DECEMBER 31, 2002
                                                                           -----------------
less than 6.0%                                                                   82.5%
6-6.9%                                                                            3.8%
7-7.9%                                                                           13.0%
8-8.9%                                                                            0.2%
9-9.9%                                                                            0.1%
10% or more                                                                       0.4%

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGEMENT TEAM FOR THE VAN KAMPEN LIMITED MATURITY GOVERNMENT FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2002. THE FUND IS MANAGED BY THE ADVISER'S TAXABLE FIXED-INCOME TEAM. CURRENT MEMBERS(1) OF THE TEAM INCLUDE W. DAVID ARMSTRONG, MANAGING DIRECTOR; PAUL F. O'BRIEN, EXECUTIVE DIRECTOR; AND DAVID S. HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change without notice at any time.

Q   WHAT WAS THE MARKET
    ENVIRONMENT OF THE PAST 12 MONTHS?

A   The most significant factor affecting
the market for government bonds over the past 12 months was the steep drop in interest rates across the yield curve. Continued weakness in the U.S. economy led the Federal Reserve Board (the "Fed") to reduce interest rates, which had the usual effect of lowering interest rates at the short end of the yield curve. Rates also fell in the long and intermediate segments of the curve as investors shifted assets out of sectors (such as corporate bonds) and asset classes (such as equities) that were affected by corporate-governance scandals and ongoing economic weakness.

    Declining interest rates had a profound effect on the mortgage-backed markets. Homeowners took advantage of this trend to refinance their mortgages at low rates not seen since the 1960s. The wave of refinancing activity reached record levels by the fall of 2002, when by some estimates the vast majority of the mortgage-backed universe was vulnerable to refinancing. This had the effect of reducing the option-adjusted durations of most mortgage-backed securities by a significant amount, and was a significant factor in the sector's underperformance relative to Treasuries.

    Like Treasuries, securities issued by agencies of the U.S. government also enjoyed strong performance and investor interest as a result of falling interest rates. These bonds generally don't have the refinancing risk inherent in mortgage-backed securities, and as a result tend to perform very well in falling interest-rate environments. As a result, agencies were among the best-performing sectors of the bond market in 2002.

Q   HOW DID THE FUND PERFORM IN
    THIS ENVIRONMENT?

A   For the 12 months ended
December 31, 2002, the fund generated a total return of 5.34 percent. This reflects an increase in net asset value from $12.08 per share on December 31, 2001, to $12.17 per share on December 31, 2002.

    The fund continued to provide shareholders with what we believe is an attractive level of income, as its monthly dividend of $0.04 per Class A share translates to a distribution rate of 3.86 percent based on the fund's maximum offering price as of December 31, 2002.

    Performance information for the fund reflects Class A shares at net asset value including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 2.25 percent; if the maximum sales charge were included, the return would be lower. The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Of course, past performance is no guarantee of future results. Investment return and principal value will fluctuate, and fund shares, when redeemed, may be worth more or less than their original cost. Performance of other share classes will vary. As a result of recent market activity, current performance may vary from the figures shown. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers One- to Two-Year U.S. Government Index produced a total return of 5.13 percent, while the Merrill Lynch One- to Three-Year Treasury Index returned 5.76 percent. The Lehman Brothers One- to Two-Year U.S. Government Index is an unmanaged, broad-based statistical composite of U.S. Government bonds. The Merrill Lynch One-to Three-Year Treasury Index is an unmanaged index of U.S. Treasury notes and bonds with maturities greater than one year and less than three years. These index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 5.

Q   WHAT WERE THE KEY DRIVERS OF
    THE FUND'S RELATIVE PERFORMANCE?

A   The fund enjoyed stable
performance during the period, and benefited from the yield advantages inherent in its non-Treasury holdings. Exposure to the short end of the yield curve, which rallied strongly with the Fed's interest-rate cuts, also helped returns.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE PORTFOLIO?

A   Over the course of the year, we
kept the fund diversified across the various sectors of the government bond market. The portfolio remained balanced between interest-rate sensitive bonds and those with slightly higher income streams. We took advantage of attractive prices during the period to increase the fund's holdings of agency and mortgage-backed securities in order to capture additional value for shareholders.

    We also adjusted the portfolio's interest-rate exposure to take advantage of opportunities in the market. At the beginning of the year, we were concerned that interest rates had fallen to unsustainably low levels. We moved to protect the portfolio from any increases in rates by shortening its duration. When it became clear in the spring that the economy was unlikely to recover soon, we returned the fund to a more neutral interest rate posture to capture some additional return. We became concerned about the level of rates once again later in the year, and trimmed the fund's duration in the late summer. With the yield curve becoming steeper over the course of the year, our analysis indicated that the best way to shorten the fund was through the sale of bonds primarily in the five-year maturity range.

    Our primary strategy within the mortgage-backed segment of the portfolio continued to be to maintain a balance between protecting the fund from prepayments while maintaining a reasonable yield. One of the main ways we did this was to adjust the fund's exposure to various coupon levels as market levels shifted. For example, as interest rates were falling, we reinvested the proceeds of bonds that had been called because of refinancing activity into bonds with lower coupons. These bonds were less likely to be called, and offered the added benefit of greater sensitivity to falling interest rates. Later in the period, we began to reposition the portfolio to protect it from an increase in interest rates.

    The fund entered the period with significant exposure to more seasoned mortgage bonds with higher coupons. These securities, which would normally be considered vulnerable to prepayment because of their above-market coupons, have by now been through several interest-rate cycles that have offered abundant opportunity for refinancing. Given that the borrowers have not exercised this option, the bonds are considered seasoned and thus fairly low risk in terms of being called away. We kept these bonds in the fund in order to maintain the portfolio's yield.

    Our concern for the state of the U.S. economy and corporate profits led us to maintain the fund's high credit quality. The portfolio entered the period with a moderate position in asset-backed securities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND AND THE MARKETS IN THE COMING MONTHS?

A   Economically speaking, we expect
2003 to be a more stable year. We do not expect any more wild gyrations in the economy, and look forward to greater investor confidence on the credit side of the fixed-income markets. Inflation is likely to remain a non-issue in the United States.

    As a result of these factors, yield spreads between government and higher-risk sectors are likely to return closer to historic levels over the course of the year. While it's impossible to say when this will happen, it is also likely that interest rates will trend moderately upward once the Fed believes the economy has turned the corner. We will continue to monitor the economy and the markets closely for opportunities.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, the central bank of the United States. Its policy-making unit, the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

MORTGAGE-BACKED SECURITIES: Securities supported by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as the Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2002
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON          MATURITY            VALUE
           CORPORATE BONDS  2.3%
$ 1,500    AIG Sunamer Global Finance,
           144A-Private Placement (a) (b)...   5.200%         05/10/04         $  1,563,813
    235    Citigroup, Inc. .................   6.000          02/21/12              258,346
  1,775    General Electric Capital
           Corp. ...........................   5.375          03/15/07            1,901,806
    405    Goldman Sachs Group, Inc. (a)....   7.625          08/17/05              457,017
    775    John Hancock Global Funding II,
           144A-Private Placement (a) (b)...   5.625          06/27/06              832,724
    630    John Hancock Global Funding II,
           144A-Private Placement (b).......   7.900          07/02/10              740,124
    800    Marsh & McLennan Cos., Inc. .....   5.375          03/15/07              859,534
    300    Monumental Global Funding II,
           144A-Private Placement (a) (b)...   6.950          10/01/03              311,383
    225    Southwest Airlines Co. (a).......   5.496          11/01/06              237,827
  1,070    TIAA Global Markets, Inc.,
           144A-Private Placement (a) (b)...   5.000          03/01/07            1,140,157
                                                                               ------------

           TOTAL CORPORATE BONDS............................................      8,302,731
                                                                               ------------

           ADJUSTABLE RATE MORTGAGE BACKED SECURITIES  0.2%
    581    Federal National Mortgage
           Association 30 Year Pools (a)....   5.805          09/01/19              597,100
                                                                               ------------

           ASSET BACKED SECURITIES  9.4%
  2,400    Bank One Issuance Trust..........   2.940          06/16/08            2,438,002
  1,200    BMW Vehicle Owner Trust..........   4.460          05/25/07            1,266,691
  1,800    Capital Auto Receivables Asset
           Trust............................   3.580          10/16/06            1,858,814
  1,200    Capital Auto Receivables Asset
           Trust............................   4.500          10/15/07            1,263,610
  1,150    Chase Manhattan Auto Owner Trust
           (a)..............................   4.240          09/15/08            1,205,797
  2,650    Citibank Credit Card Issuance
           Trust............................   4.400          05/15/07            2,789,620
  2,100    Daimler Chrysler Auto Trust......   3.090          01/08/08            2,134,476
  1,200    Daimler Chrysler Auto Trust......   4.490          10/06/08            1,261,038
    204    Daimler Chrysler Auto Trust
           (a)..............................   6.820          09/06/04              206,093

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON          MATURITY            VALUE
           ASSET BACKED SECURITIES (CONTINUED)
$ 2,400    Ford Credit Auto Owner Trust.....   3.130%         11/15/06         $  2,452,366
  2,450    Ford Credit Auto Owner Trust.....   3.790          09/15/06            2,542,691
    700    Ford Credit Auto Owner Trust.....   4.140          12/15/05              720,903
    400    Ford Credit Auto Owner Trust.....   4.750          08/15/06              423,670
  1,625    Harley-Davidson Motorcycle
           Trust............................   3.090          06/15/10            1,658,671
  1,200    Harley-Davidson Motorcycle
           Trust............................   4.500          01/15/10            1,261,104
  1,400    Honda Auto Receivables Owner
           Trust............................   2.700          04/15/08            1,404,577
    228    Honda Auto Receivables Owner
           Trust (a)........................   2.760          02/18/04              228,347
    700    Honda Auto Receivables Owner
           Trust (a)........................   3.500          10/15/05              713,471
  1,375    Honda Auto Receivables Owner
           Trust............................   4.490          09/17/07            1,448,939
  1,125    Household Automotive Trust (a)...   3.680          04/17/06            1,143,669
     66    MMCA Automobile Trust (a)........   7.000          06/15/04               65,964
  1,150    National City Auto Receivables
           Trust............................   4.040          07/15/06            1,183,932
    600    Nissan Auto Receivables Owner
           Trust (a)........................   3.580          09/15/05              612,177
    950    Nissan Auto Receivables Owner
           Trust............................   4.600          09/17/07            1,002,066
    225    Nissan Auto Receivables Owner
           Trust (a)........................   4.800          02/15/07              236,250
    600    Nordstrom Private Label Credit
           Card Master Trust, 144A-Private
           Placement (a) (b)................   4.820          04/15/10              635,618
    142    Peco Energy Transition Trust
           (a)..............................   5.630          03/01/05              142,829
  2,300    Volkswagen Auto Lease Trust......   2.360          12/20/05            2,316,064
                                                                               ------------

           TOTAL ASSET BACKED SECURITIES  9.4%..............................     34,617,449
                                                                               ------------

           COLLATERALIZED MORTGAGE OBLIGATIONS  2.9%
  3,644    Federal Home Loan Mortgage Corp.
           (a)..............................   5.500    04/15/15 to 05/15/18      3,662,635
    266    Federal Home Loan Mortgage Corp.
           (a)..............................   6.000          12/15/12              269,425
    169    Federal Home Loan Mortgage Corp.
           (a)..............................   6.500          03/15/29              171,654

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON          MATURITY            VALUE
           COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
$   523    Federal Home Loan Mortgage Corp.
           (a)..............................   6.600%         03/15/29         $    528,507
    602    Federal National Mortgage
           Association......................   5.500          06/25/08              611,119
  1,686    Federal National Mortgage
           Association (REMIC) (a)..........   6.000          04/25/13            1,696,681
  2,000    Federal National Mortgage
           Association (REMIC) (a)..........   5.500          06/25/21            2,047,361
  1,556    Government National Mortgage
           Association (REMIC) (a)..........   1.820          09/16/19            1,560,672
                                                                               ------------

           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS  2.9%..................     10,548,054
                                                                               ------------

           MORTGAGE BACKED SECURITIES  12.7%
 10,926    Federal Home Loan Mortgage Corp.
           Gold 30 Year Pools...............   7.500    02/01/27 to 09/01/32     11,612,313
    256    Federal Home Loan Mortgage Corp.
           Non-Gold 30 Year Pools (a).......   9.250          12/01/15              268,975
  4,833    Federal National Mortgage
           Association 30 Year Pools (a)....   6.500    10/01/31 to 01/01/32      5,035,872
 26,001    Federal National Mortgage
           Association 30 Year Pools (a)....   7.500    12/01/28 to 09/01/32     27,623,325
    468    Federal National Mortgage
           Association 30 Year Pools
           (FHA/VA).........................   8.500    05/01/21 to 04/01/25        512,281
    106    Federal National Mortgage
           Association 30 Year Pools (a)....   9.500    07/01/11 to 04/01/20        118,055
    273    Federal National Mortgage
           Association 30 Year Pools (a)....  10.000          05/01/21              313,982
    528    Government National Mortgage
           Association 30 Year Pools........   7.500    06/15/28 to 08/15/28        563,489
     41    Government National Mortgage
           Association 30 Year Pools........   8.500          06/15/16               45,773
     79    Government National Mortgage
           Association 30 Year Pools........   9.500    03/15/16 to 01/15/19         89,003
    140    Government National Mortgage
           Association 30 Year Pools........  10.000    03/15/16 to 04/15/19        161,285

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

PAR
AMOUNT                                                                            MARKET
(000)      DESCRIPTION                        COUPON          MATURITY            VALUE
           MORTGAGE BACKED SECURITIES (CONTINUED)
$    34    Government National Mortgage
           Association 30 Year Pools........  10.500%   05/15/13 to 02/15/18   $     39,540
    106    Government National Mortgage
           Association 30 Year Pools........  11.000          11/15/18              124,302
                                                                               ------------

           TOTAL MORTGAGE BACKED SECURITIES  12.7%..........................     46,508,195
                                                                               ------------

           UNITED STATES TREASURY OBLIGATIONS  58.9%
    500    United States Treasury Bonds.....  11.125          08/15/03              530,527
 20,000    United States Treasury Notes.....   2.750          10/31/03           20,257,820
 40,000    United States Treasury Notes.....   3.000          11/30/03           40,654,720
 47,000    United States Treasury Notes.....   3.000          01/31/04           47,888,629
 43,000    United States Treasury Notes.....   3.250          12/31/03           43,873,459
 17,200    United States Treasury Notes.....   3.625          08/31/03           17,476,817
 17,200    United States Treasury Notes.....   5.250          08/15/03           17,632,700
 19,300    United States Treasury Notes.....   5.500          02/28/03           19,437,223
  4,500    United States Treasury Notes
           (a)..............................   5.750          08/15/03            4,627,094
  3,425    United States Treasury Notes
           (a)..............................   6.250          02/15/03            3,446,410
                                                                               ------------

           TOTAL UNITED STATES TREASURY OBLIGATIONS.........................    215,825,399
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  86.4%
  (Cost $313,390,130).......................................................    316,398,928
                                                                               ------------

SHORT-TERM INVESTMENTS  14.3%
Federal Home Loan Bank Discount Note ($52,107,000 par, yielding 0.75%,
01/02/03 maturity)..........................................................     52,105,914
United States Treasury Bill ($400,000 par, yielding 1.606%, 03/27/03
maturity) (a)...............................................................        398,489
United States Treasury Bill ($100,000 par, yielding 1.705%, 01/16/03
maturity) (a)...............................................................         99,929
                                                                               ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $52,604,332)........................................................     52,604,332
                                                                               ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2002

                                                                                MARKET
                DESCRIPTION                                                     VALUE
TOTAL INVESTMENTS  100.7%
  (Cost $365,994,462).....................................................   $369,003,260
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%).............................     (2,727,501)
                                                                             ------------

NET ASSETS  100.0%........................................................   $366,275,759
                                                                             ============

(a) Assets segregated as collateral for open futures and forward transactions.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

FHA/VA--Federal Housing Administration/Department of Veterans Affairs
REMIC--Real Estate Mortgage Investment Conduits

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2002

ASSETS:
Total Investments (Cost $365,994,462).......................  $369,003,260
Cash........................................................         2,252
Receivables:
  Interest..................................................     2,407,577
  Fund Shares Sold..........................................     2,120,007
  Variation Margin on Futures...............................        17,847
Forward Commitments.........................................       186,469
Other.......................................................       100,373
                                                              ------------
    Total Assets............................................   373,837,785
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,707,551
  Fund Shares Repurchased...................................     1,634,275
  Income Distributions......................................       714,406
  Distributor and Affiliates................................       208,210
  Investment Advisory Fee...................................        60,178
Trustees' Deferred Compensation and Retirement Plans........       142,501
Accrued Expenses............................................        94,905
                                                              ------------
    Total Liabilities.......................................     7,562,026
                                                              ------------
NET ASSETS..................................................  $366,275,759
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $368,112,012
Net Unrealized Appreciation.................................     2,979,960
Accumulated Undistributed Net Investment Income.............      (899,880)
Accumulated Net Realized Loss...............................    (3,916,333)
                                                              ------------
NET ASSETS..................................................  $366,275,759
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $150,259,722 and 12,349,718 shares of
    beneficial interest issued and outstanding).............  $      12.17
    Maximum sales charge (2.25%* of offering price).........           .28
                                                              ------------
    Maximum offering price to public........................  $      12.45
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $138,724,291 and 11,306,708 shares of
    beneficial interest issued and outstanding).............  $      12.27
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $77,291,746 and 6,328,214 shares of
    beneficial interest issued and outstanding).............  $      12.21
                                                              ============

* On sales of $25,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2002

INVESTMENT INCOME:
Interest....................................................  $ 6,741,948
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $154,914, $579,376 and $311,135,
  respectively).............................................    1,045,425
Investment Advisory Fee.....................................      935,117
Shareholder Services........................................      260,588
Custody.....................................................       34,576
Trustees' Fees and Related Expenses.........................       24,170
Legal.......................................................        5,794
Other.......................................................      217,737
                                                              -----------
    Total Expenses..........................................    2,523,407
    Investment Advisory Fee Reduction.......................      467,558
    Less Credits Earned on Cash Balances....................        6,024
                                                              -----------
    Net Expenses............................................    2,049,825
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,692,123
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   817,883
  Futures...................................................    1,596,462
  Forward Commitments.......................................    1,796,336
                                                              -----------
Net Realized Gain...........................................    4,210,681
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,211,231
                                                              -----------
  End of the Period:
    Investments.............................................    3,008,798
    Futures.................................................     (215,307)
    Forward Commitments.....................................      186,469
                                                              -----------
                                                                2,979,960
                                                              -----------
Net Unrealized Appreciation During the Period...............    1,768,729
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 5,979,410
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $10,671,533
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2002    DECEMBER 31, 2001
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $   4,692,123        $  2,899,858
Net Realized Gain................................       4,210,681             932,741
Net Unrealized Appreciation During the Period....       1,768,729             911,124
                                                    -------------        ------------
Change in Net Assets from Operations.............      10,671,533           4,743,723
                                                    -------------        ------------

Distributions from Net Investment Income:
  Class A Shares.................................      (4,514,668)         (2,061,573)
  Class B Shares.................................      (3,767,659)         (1,487,525)
  Class C Shares.................................      (2,024,021)           (543,433)
                                                    -------------        ------------
Total Distributions..............................     (10,306,348)         (4,092,531)
                                                    -------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................         365,185             651,192
                                                    -------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................     381,254,379         177,035,239
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...................................       7,155,261           2,621,881
Cost of Shares Repurchased.......................    (167,108,208)        (79,297,324)
                                                    -------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     221,301,432         100,359,796
                                                    -------------        ------------
TOTAL INCREASE IN NET ASSETS.....................     221,666,617         101,010,988
NET ASSETS:
Beginning of the Period..........................     144,609,142          43,598,154
                                                    -------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($899,880) and ($905,388), respectively).......   $ 366,275,759        $144,609,142
                                                    =============        ============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS A SHARES                      -----------------------------------------------------------
                                    2002 (a)    2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)
                                    -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $12.08       $11.91        $11.78      $12.16      $12.19
                                     ------       ------        ------      ------      ------
  Net Investment Income...........      .28          .46           .73         .64         .68
  Net Realized and Unrealized
    Gain/Loss.....................      .35          .37           .10        (.38)       (.04)
                                     ------       ------        ------      ------      ------
Total from Investment
  Operations......................      .63          .83           .83         .26         .64
Less Distributions from Net
  Investment Income...............      .54          .66           .70         .64         .67
                                     ------       ------        ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.17       $12.08        $11.91      $11.78      $12.16
                                     ======       ======        ======      ======      ======

Total Return* (c).................    5.34%        7.16%         7.25%       2.22%       5.40%
Net Assets at End of the Period
  (In millions)...................   $150.3       $ 65.6        $ 30.3      $ 37.0      $ 35.2
Ratio of Expenses to Average Net
  Assets* (d).....................     .59%         .85%         1.13%       1.42%       1.42%
Ratio of Net Investment Income to
  Average Net Assets*.............    2.31%        3.95%         6.26%       5.40%       5.61%
Portfolio Turnover (Excludes
  Forward Purchase Commitments)...     154%         134%          243%        153%        249%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d)......................     .79%        1.05%         1.33%       1.47%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    2.11%        3.75%         6.06%       5.35%         N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets by .78%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 2.25% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A=Not Applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS B SHARES                      -----------------------------------------------------------
                                    2002 (a)    2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)
                                    -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $12.18       $11.98        $11.82      $12.20      $12.22
                                     ------       ------        ------      ------      ------
  Net Investment Income...........      .22          .41           .69         .55         .59
  Net Realized and Unrealized
    Gain/Loss.....................      .36          .39           .08        (.38)       (.04)
                                     ------       ------        ------      ------      ------
Total from Investment
  Operations......................      .58          .80           .77         .17         .55
Less Distributions from Net
  Investment Income...............      .49          .60           .61         .55         .57
                                     ------       ------        ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.27       $12.18        $11.98      $11.82      $12.20
                                     ======       ======        ======      ======      ======

Total Return* (c).................    4.81%        6.73%         6.79%       1.42%       4.65%
Net Assets at End of the Period
  (In millions)...................   $138.7       $ 52.5        $ 10.5      $  9.9      $ 12.4
Ratio of Expenses to Average Net
  Assets* (d).....................    1.08%        1.29%         1.57%       2.18%       2.19%
Ratio of Net Investment Income to
  Average Net Assets*.............    1.81%        3.38%         5.82%       4.64%       4.82%
Portfolio Turnover (Excludes
  Forward Purchase Commitments)...     154%         134%          243%        153%        249%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d)......................    1.28%        1.49%         1.77%       2.23%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    1.61%        3.18%         5.62%       4.59%         N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets by .78%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 2%, charged on certain redemptions made within one year of purchase and declining to 0% after the fourth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A=Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      YEAR ENDED DECEMBER 31,
CLASS C SHARES                      -----------------------------------------------------------
                                    2002 (a)    2001 (a)(b)    2000 (a)    1999 (a)    1998 (a)
                                    -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $12.13       $11.95        $11.81      $12.18      $12.21
                                     ------       ------        ------      ------      ------
  Net Investment Income...........      .21          .37           .66         .55         .58
  Net Realized and Unrealized
    Gain/Loss.....................      .36          .42           .13        (.37)       (.03)
                                     ------       ------        ------      ------      ------
Total from Investment
  Operations......................      .57          .79           .79         .18         .55
Less Distributions from Net
  Investment Income...............      .49          .61           .65         .55         .58
                                     ------       ------        ------      ------      ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $12.21       $12.13        $11.95      $11.81      $12.18
                                     ======       ======        ======      ======      ======

Total Return* (c).................    4.74%        7.02%         6.62%       1.54%       4.57%
Net Assets at End of the Period
  (In millions)...................   $ 77.3       $ 26.5        $  2.9      $  4.6      $  3.3
Ratio of Expenses to Average Net
  Assets* (d).....................    1.08%        1.23%         1.57%       2.17%       2.19%
Ratio of Net Investment Income to
  Average Net Assets*.............    1.76%        3.13%         5.79%       4.65%       4.76%
Portfolio Turnover (Excludes
  Forward Purchase Commitments)...     154%         134%          243%        153%        249%
 * If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets (d)......................    1.28%        1.43%         1.77%       2.23%         N/A
Ratio of Net Investment Income to
  Average Net Assets..............    1.56%        2.93%         5.59%       4.60%         N/A

(a) Based on average shares outstanding.

(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was to decrease net investment income per share by $.09, increase net realized and unrealized gains and losses per share by $.09, and decrease the ratio of net investment income to average net assets by .79%. Per share, ratios, and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of .75%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .65% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended December 31, 1999.

N/A=Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Limited Maturity Government Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide a high current return and relative safety of capital. The Fund invests primarily in securities (including mortgage-related securities) issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The Fund commenced investment operations on June 16, 1986. The distribution of the Fund's Class B and Class C Shares commenced on November 5, 1991 and May 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments and forwards are stated at value using market quotations or indications of value obtained from an independent pricing service based upon the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2002, the Fund had an accumulated capital loss carryforward for tax purposes of $2,624,263 which will expire between December 31, 2003 and December 31, 2010. Of this amount, $221,111 will expire on December 31, 2003.

    At December 31, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $367,146,668
                                                                ============
Gross tax unrealized appreciation...........................    $  2,218,697
Gross tax unrealized depreciation...........................        (362,105)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  1,856,592
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    The tax character of distributions paid during the years ended December 31, 2002 and 2001 was as follows:

                                                                 2002          2001
Distributions paid from:
  Ordinary income...........................................  $9,762,608    $4,040,809
  Long-term capital gain....................................         -0-           -0-
                                                              ----------    ----------
                                                              $9,762,608    $4,040,809
                                                              ==========    ==========

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book and tax differences relating to the recognition of net realized gains/losses on paydowns of mortgage pool obligations totaling $649,617 were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to a portion of the capital loss carryforward expiring in the current year totaling $3,201,410 has also been reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to the Fund's investment in other regulated investment companies totaling $5,683 was reclassified from accumulated undistributed net investment income to accumulated net realized loss and book to tax amortization differences totaling $4,975,799 were reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of December 31, 2002, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income...............................    $  384,496

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to straddle positions, post-October losses which may not be recognized for tax purposes until the first day of the following fiscal year, and gains or losses recognized for tax purposes on open futures transactions on December 31, 2002.

F. EXPENSE REDUCTIONS During the year ended December 31, 2002, the Fund's custody fee was reduced by $6,024 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .400%
Next $500 million...........................................       .375%
Over $1 billion.............................................       .350%

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    For the year ended December 31, 2002, the Adviser voluntarily waived $467,558 of its investment advisory fees. This waiver is voluntary and can be discontinued at the Adviser's discretion.

    For the year ended December 31, 2002, the Fund recognized expenses of approximately $5,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $32,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended December 31, 2002, the Fund recognized expenses of approximately $162,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $70,798 are included in "Other" assets on the Statement of Assets and Liabilities at December 31, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

3. CAPITAL TRANSACTIONS

At December 31, 2002, capital aggregated $156,956,416, $135,244,491 and
$75,911,105 for Classes A, B and C, respectively. For the year ended December 31, 2002, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................   15,290,990    $ 186,489,055
  Class B...............................................    9,913,676      121,942,454
  Class C...............................................    5,946,828       72,822,870
                                                          -----------    -------------
Total Sales.............................................   31,151,494    $ 381,254,379
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      266,021    $   3,240,631
  Class B...............................................      211,473        2,598,106
  Class C...............................................      107,672        1,316,524
                                                          -----------    -------------
Total Dividend Reinvestment.............................      585,166    $   7,155,261
                                                          ===========    =============
Repurchases:
  Class A...............................................   (8,633,392)   $(105,225,733)
  Class B...............................................   (3,132,425)     (38,497,615)
  Class C...............................................   (1,911,267)     (23,384,860)
                                                          -----------    -------------
Total Repurchases.......................................  (13,677,084)   $(167,108,208)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    At December 31, 2001, capital aggregated $73,765,798, $50,414,057 and
$25,832,135 for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   7,029,503    $ 84,728,859
  Class B................................................   4,697,696      57,168,866
  Class C................................................   2,897,867      35,137,514
                                                           ----------    ------------
Total Sales..............................................  14,625,066    $177,035,239
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     117,639    $  1,419,359
  Class B................................................      74,880         911,249
  Class C................................................      24,001         291,273
                                                           ----------    ------------
Total Dividend Reinvestment..............................     216,520    $  2,621,881
                                                           ==========    ============
Repurchases:
  Class A................................................  (4,262,875)   $(51,258,380)
  Class B................................................  (1,332,215)    (16,206,138)
  Class C................................................    (977,011)    (11,832,806)
                                                           ----------    ------------
Total Repurchases........................................  (6,572,101)   $(79,297,324)
                                                           ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended December 31, 2002 and 2001, 218,163 and 62,879 Class B Shares automatically converted to Class A Shares, respectively and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended December 31, 2002 and 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

redemptions made within four years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   2.00%              .75%
Second.....................................................   1.50%              None
Third......................................................   1.00%              None
Fourth.....................................................    .50%              None
Fifth and Thereafter.......................................    None              None

    For the year ended December 31, 2002, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $71,500 and CDSC on redeemed shares of approximately $410,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, including principal paydowns, excluding short-term investments and forward commitment transactions, were $528,871,687 and $304,119,590, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except in instances where the Fund accepts delivery of a security underlying a futures contract or forward commitment. In these situations, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract or forward commitment.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated to under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the year ended December 31, 2002 were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................        566
Futures Opened..............................................      2,808
Futures Closed..............................................     (3,061)
                                                                 ------
Outstanding at December 31, 2002............................        313
                                                                 ======

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

    The futures contracts outstanding as of December 31, 2002, and the description and unrealized appreciation/depreciation are as follows:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
LONG CONTRACTS:
U.S. Treasury Notes 2-Year Futures March 2003 (Current
  Notional Value of $215,188 per contract)..................     103         $ 255,065
U.S. Treasury Notes 5-Year Futures March 2003 (Current
  Notional Value of $113,250 per contract)..................      34            61,614
SHORT CONTRACTS:
Eurodollar Futures March 2003 (Current Notional Value of
  $246,700 per contract)....................................      13           (20,365)
Eurodollar Futures June 2003 (Current Notional Value of
  $246,588 per contract)....................................      13           (28,815)
Eurodollar Futures September 2003
(Current Notional Value of $246,188 per contract)...........      13           (35,152)
Eurodollar Futures December 2003 (Current Notional Value of
  $245,563 per contract)....................................      13           (38,239)
Eurodollar Futures March 2004 (Current Notional Value of
  $244,713 per contract)....................................      13           (37,427)
U.S. Treasury Notes 10-Year Futures March 2003 (Current
  Notional Value of $115,047 per contract)..................     111          (371,988)
                                                                 ---         ---------
                                                                 313         $(215,307)
                                                                 ===         =========

B. FORWARD COMMITMENTS The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities of

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Fund's market exposure from these positions is equal to the Current Value noted below. The following forward commitment was outstanding as of December 31, 2002.

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)     DESCRIPTION                                           VALUE       DEPRECIATION
$29,100   FHLMC January Forward, 6.00%...................    $30,427,688      $186,469

6. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk.

7. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Class A Shares purchased prior to October 1, 1999 are subject to an annual service fee of .25% of the average daily net assets attributable to such class of shares. Class A Shares purchased on or after October 1, 1999 are subject to an annual service fee of up to .15% of the average daily net assets attributable to such class of shares. Class B Shares purchased prior to October 1, 1999 are subject to a combined annual distribution and service fee of up to 1% of the average daily net assets attributable to such class of shares. All Class C Shares and Class B Shares purchased on or after October 1, 1999 are each subject to a combined annual

NOTES TO
FINANCIAL STATEMENTS

December 31, 2002

distribution and service fee of up to .65% of the average daily net assets attributable to such class of shares. Included in these fees for the year ended December 31, 2002, are payments retained by Van Kampen of approximately $631,000 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $22,000. Also, the amount of distribution expenses incurred by Van Kampen and not yet reimbursed was approximately $5,811,500 and $230,300 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen Limited Maturity Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Limited Maturity Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for each of the two years in the period ended December 31, 1999 were audited by other auditors whose report dated February 11, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen Limited Maturity Government Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Chicago, Illinois
February 7, 2003

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN LIMITED MATURITY
GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers or their affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
J. Miles Branagan (70)      Trustee      Trustee     Private investor.              55
1632 Morning Mountain Road               since 1991  Trustee/Director of funds
Raleigh, NC 27614                                    in the Fund Complex.
                                                     Co-founder, and prior to
                                                     August 1996, Chairman,
                                                     Chief Executive Officer
                                                     and President, MDT
                                                     Corporation (now known as
                                                     Getinge/Castle, Inc., a
                                                     subsidiary of Getinge
                                                     Industrier AB), a company
                                                     which develops,
                                                     manufactures, markets and
                                                     services medical and
                                                     scientific equipment.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (64)        Trustee      Trustee     Trustee/Director of funds      55       Director of Amgen Inc., a
33971 Selva Road                         since 1999  in the Fund Complex.                    biotechnological company,
Suite 130                                            Prior to January 1999,                  and Director of Valero
Dana Point, CA 92629                                 Chairman and Chief                      Energy Corporation, an
                                                     Executive Officer of the                independent refining
                                                     Allstate Corporation                    company.
                                                     ("Allstate") and Allstate
                                                     Insurance Company. Prior
                                                     to January 1995,
                                                     President and Chief
                                                     Executive Officer of
                                                     Allstate. Prior to August
                                                     1994, various management
                                                     positions at Allstate.

Linda Hutton Heagy (54)     Trustee      Trustee     Regional Managing Partner      55
Sears Tower                              since 1995  of Heidrick & Struggles,
233 South Wacker Drive                               an executive search firm.
Suite 7000                                           Trustee/ Director of
Chicago, IL 60606                                    funds in the Fund
                                                     Complex. Trustee on the
                                                     University of Chicago
                                                     Hospitals Board, Vice
                                                     Chair of the Board of the
                                                     YMCA of Metropolitan
                                                     Chicago and a member of
                                                     the Women's Board of the
                                                     University of Chicago.
                                                     Prior to 1997, Partner,
                                                     Ray & Berndtson, Inc., an
                                                     executive recruiting
                                                     firm. Prior to 1996,
                                                     Trustee of The
                                                     International House
                                                     Board, a fellowship and
                                                     housing organization for
                                                     international graduate
                                                     students. Formerly,
                                                     Executive Vice President
                                                     of ABN AMRO, N.A., a
                                                     Dutch bank holding
                                                     company. Prior to 1992,
                                                     Executive Vice President
                                                     of La Salle National
                                                     Bank.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (50)       Trustee      Trustee     Director and President,        55
11 DuPont Circle, N.W.                   since 1995  German Marshall Fund of
Washington, D.C. 20016                               the United States, an
                                                     independent U.S.
                                                     foundation created to
                                                     deepen understanding,
                                                     promote collaboration and
                                                     stimulate exchanges of
                                                     practical experience
                                                     between Americans and
                                                     Europeans.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Formerly, advisor to the
                                                     Dennis Trading Group
                                                     Inc., a managed futures
                                                     and option company that
                                                     invests money for
                                                     individuals and
                                                     institutions. Prior to
                                                     1992, President and Chief
                                                     Executive Officer,
                                                     Director and member of
                                                     the Investment Committee
                                                     of the Joyce Foundation,
                                                     a private foundation.

Jack E. Nelson (67)         Trustee      Trustee     President, Nelson              55
423 Country Club Drive                   since 1995  Investment Planning
Winter Park, FL 32789                                Services, Inc., a
                                                     financial planning
                                                     company and registered
                                                     investment adviser in the
                                                     State of Florida.
                                                     President, Nelson Ivest
                                                     Brokerage Services Inc.,
                                                     a member of the National
                                                     Association of Securities
                                                     Dealers, Inc. and
                                                     Securities Investors
                                                     Protection Corp.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE         FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey (61)     Trustee      Trustee     Chief Communications           55       Director of Neurogen
2101 Constitution Ave.,                  since 1999  Officer of the National                 Corporation, a
N.W.                                                 Academy of                              pharmaceutical company,
Room 285                                             Sciences/National                       since January 1998.
Washington, D.C. 20418                               Research Council, an
                                                     independent, federally
                                                     chartered policy
                                                     institution, since 2001
                                                     and previously Chief
                                                     Operating Officer from
                                                     1993 to 2001.
                                                     Trustee/Director of funds
                                                     in the Fund Complex.
                                                     Director of the Institute
                                                     for Defense Analyses, a
                                                     federally funded research
                                                     and development center,
                                                     Director of the German
                                                     Marshall Fund of the
                                                     United States, Trustee of
                                                     Colorado College and Vice
                                                     Chair of the Board of the
                                                     Council for Excellence in
                                                     Government. Prior to
                                                     1993, Executive Director
                                                     of the Commission on
                                                     Behavioral and Social
                                                     Sciences and Education at
                                                     the National Academy of
                                                     Sciences/National
                                                     Research Council. From
                                                     1980 through 1989,
                                                     Partner of Coopers &
                                                     Lybrand.

INTERESTED TRUSTEES:*

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (49)     Trustee,     Trustee     President and Chief            55
1221 Avenue of the          President    since       Executive Officer of the
Americas                    and Chief    1999;       funds in the Fund Complex
New York, NY 10020          Executive    President   since November 2002.
                            Officer      and Chief   Trustee/Director of
                                         Executive   certain funds in the Fund
                                         Officer     Complex since 1999.
                                         since 2002  President and Chief
                                                     Operating Officer of
                                                     Morgan Stanley Investment
                                                     Management since December
                                                     1998. President and
                                                     Director since April 1997
                                                     and Chief Executive
                                                     Officer since June 1998
                                                     of Morgan Stanley
                                                     Investment Advisors Inc.
                                                     and Morgan Stanley
                                                     Services Company Inc.
                                                     Chairman, Chief Executive
                                                     Officer and Director of
                                                     Morgan Stanley
                                                     Distributors Inc. since
                                                     June 1998. Chairman since
                                                     June 1998, and Director
                                                     since January 1998 of
                                                     Morgan Stanley Trust.
                                                     Director of various
                                                     Morgan Stanley
                                                     subsidiaries. President
                                                     of the Morgan Stanley
                                                     Funds since May 1999.
                                                     Previously Chief
                                                     Strategic Officer of
                                                     Morgan Stanley Investment
                                                     Advisors Inc. and Morgan
                                                     Stanley Services Company
                                                     Inc. and Executive Vice
                                                     President of Morgan
                                                     Stanley Distributors Inc.
                                                     April 1997-June 1998,
                                                     Vice President of the
                                                     Morgan Stanley Funds May
                                                     1997-April 1999, and
                                                     Executive Vice President
                                                     of Dean Witter, Discover
                                                     & Co. prior to May 1997.

                                                                                NUMBER OF
                                          TERM OF                                FUNDS IN
                                         OFFICE AND                                FUND
                            POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Richard F. Powers, III*     Trustee      Trustee     Trustee/Director of funds      92
(57)                                     since 1999  in the Fund Complex.
1 Parkview Plaza                                     Prior to December 2002,
P.O. Box 5555                                        Chairman, President,
Oakbrook Terrace, IL 60181                           Chief Executive Officer,
                                                     Director and Managing
                                                     Director of Van Kampen
                                                     Investments and its
                                                     investment advisory,
                                                     distribution and other
                                                     subsidiaries. Prior to
                                                     December 2002, President
                                                     and Chief Executive
                                                     Officer of funds in the
                                                     Fund Complex. Prior to
                                                     May 1998, Executive Vice
                                                     President and Director of
                                                     Marketing at Morgan
                                                     Stanley and Director of
                                                     Dean Witter, Discover &
                                                     Co. and Dean Witter
                                                     Realty. Prior to 1996,
                                                     Director of Dean Witter
                                                     Reynolds Inc.

Wayne W. Whalen* (63)       Trustee      Trustee     Partner in the law firm        92
333 West Wacker Drive                    since 1995  of Skadden, Arps, Slate,
Chicago, IL 60606                                    Meagher & Flom
                                                     (Illinois), legal counsel
                                                     to funds in the Fund
                                                     Complex.
                                                     Trustee/Director/
                                                     Managing General Partner
                                                     of funds in the Fund
                                                     Complex.

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Advisers by reason of their current or former positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.                               since 1998  Investments, and Managing Director and President of the
45th Floor                                                    Advisers and Van Kampen Advisors Inc. Vice President of
Houston, TX 77056                                             funds in the Fund Complex. Prior to December 2000, Executive
                                                              Vice President and Chief Investment Officer of Van Kampen
                                                              Investments, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.

Joseph J. McAlinden (60)      Chief Investment    Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   Officer             since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020                                            Management Inc. and Morgan Stanley Investments LP and
                                                              Director of Morgan Stanley Trust for over 5 years.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

A. Thomas Smith III (46)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
1221 Avenue of                Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
the Americas                                                  Distributor, Investor Services and certain other
New York, NY 10020                                            subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.

John R. Reynoldson (49)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co-head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.

John L. Sullivan (47)         Vice President,     Officer     Managing Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex. Head of
                              Treasurer                       Fund Accounting for Morgan Stanley Investment Management.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS

John H. Zimmermann, III (45)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling (800) 847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2003 Van Kampen Funds Inc. All rights reserved.
30, 130, 230                                                   Member NASD/SIPC.
LTMG ANR 2/03                                                    9500B03-AP-2/03